SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

In April 2020, the Company, as borrower, has entered into a facility agreement with certain financial institutions, for up to US$1.0 billion transferrable term and revolving loan facility with an incremental facility of up to
US$500
million. The Facilities have a 3-year tranche and a 5-year tranche. The proceeds borrowed under the Facilities may be used for the general working capital requirements, including repayment of any existing financial indebtedness.
As a result of the COVID-19 outbreak in the first quarter of 2020, the Company’s businesses, results of operation, financial positions and cash flows are materially and adversely affected in the first quarter of 2020 with potential continuing impacts on subsequent periods, including but not limited to the material adverse impact on the Group’s revenues as result of the travel restrictions as well as significant incremental costs and expenses incurred when facilitating its end users in their cancellations and refund requests. The impacts of COVID-19 may also include slower collection of receivables and additional allowance for doubtful accounts and significant downward adjustments or impairment to the Group’s long-term investments and goodwill if the impacts become other than temporary. Because of the significant uncertainties surrounding the COVID-19 which is still evolving, the extent of the business disruption, including the duration and the related financial impact on subsequent periods cannot be reasonably estimated at this time.